News Release PATRICK INDUSTRIES, INC. COMPLETES ACQUISITION OF TRANSHIELD ELKHART, IN - November 28, 2022 - Patrick Industries, Inc. (NASDAQ: PATK) ("Patrick" or the "Company"), a leading national component solutions provider for the leisure lifestyle and housing markets, announced today that it has completed the acquisition of Elkhart, Indiana-based Transhield, a premier designer and manufacturer of customized and proprietary protection solutions for the marine, military and industrial markets. Transhield’s protective covers and shrinkable protective packaging help customers protect critical and high-value assets against corrosion, damage and harsh conditions during transport and storage. “We are extremely excited to partner with Jim Glick, Matt Peat and the entire Transhield team,” said Andy Nemeth, Chief Executive Officer of Patrick. “Transhield’s innovative and quality product solutions have significant potential across multiple market sectors, and their culture, spirit, and industry reputation for customer service are an ideal fit within our portfolio of companies and independent brands. As with previous acquisitions, we will provide a financial and operational foundation that will allow Transhield to continue to drive its strategic vision and capitalize on its core competencies.” Jim Glick, President of Transhield, added, “We look forward to partnering with Patrick and are energized by the growth opportunities that Patrick and Transhield can pursue together, including the expansion of our market presence and leveraging Patrick’s footprint to further develop our aftermarket channel — all while maintaining our brand identity and strong industry relationships.” “The manufacturing synergies, geographic fit and shared commitment to continuous improvement make this a strong partnership from the start,” said Jeff Rodino, President of Patrick. “We’re excited to leverage Patrick’s scale to support Transhield’s growth.” The acquisition is expected to be immediately accretive to net income per share. The business will continue to operate on a stand-alone basis under the Transhield name in its existing facilities. About Patrick Industries, Inc. Patrick Industries (NASDAQ: PATK) is a leading component solutions provider for the RV, marine, manufactured housing and various industrial markets – including single and multi-family housing, hospitality, institutional and commercial markets. Founded in 1959, Patrick is based in Elkhart, Indiana, with over 11,000 employees across the United States. Cautionary Statement Regarding Forward-Looking Statements This press release contains certain statements related to future results, our intentions, beliefs and expectations or predictions for the future, which are forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. Any projections of financial performance or statements concerning expectations as to future developments should not be construed in any manner as a guarantee that such results or developments will, in fact, occur. There can be no assurance that any forward-looking statement will be realized or that actual results will not be significantly different from that set forth in such forward-looking statement.

Information about certain risks that could affect our business and cause actual results to differ from those expressed or implied in the forward-looking statements are contained in the section entitled "Risk Factors" in the Company's Annual Report on Form 10-K for the year ended December 31, 2021, and in the Company's Forms 10-Q for subsequent quarterly periods, which are filed with the Securities and Exchange Commission ("SEC") and are available on the SEC's website at www.sec.gov. Each forward-looking statement speaks only as of the date of this press release, and we undertake no obligation to update any forward-looking statement to reflect events or circumstances occurring after the date on which it is made. Media contact: Anna Parker VP of Marketing and Brand Strategy 574.294.7511 parkera@patrickind.com Investor contact: Steve O’Hara VP of Investor Relations 574.294.7511 oharas@patrickind.com